January 21, 2026

Global X Ethereum Covered Call ETF

Cboe BZX: EHCC

2026 Summary Prospectus

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund (including the Fund’s Statement of Additional Information and most recent reports to shareholders) online at http://www.globalxetfs.com/funds/ehcc. You can also get this information at no cost by calling 1-888-493-8631 or by sending an e-mail request to info@globalxetfs.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, both dated January 16, 2026, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

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Global X Ethereum Covered Call ETF

Ticker: EHCC Exchange: Cboe BZX

INVESTMENT OBJECTIVE

The Global X Ethereum Covered Call ETF ("Fund") seeks to provide current income while also providing exposure to the price return of one or more U.S. listed exchange-traded products that provide exposure to ether.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.75%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.75%

1    Other Expenses are based on estimated amounts for the current fiscal year.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$77	$240

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. This is a new fund and does not yet have a portfolio turnover rate to disclose.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to provide current income while also providing exposure to the price return of one or more U.S.-listed exchange-traded products (“ETPs”) that seek exposure to ether (each an “Ether ETP” and collectively, the “Ether ETPs”), subject to a cap on potential investment gains. The Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in assets providing direct or indirect exposure to ether (“Ether”). Ether is a digital asset that is created and transmitted through the operations of the peer-to-peer Ethereum network (“Ethereum Network”). For purposes of the Fund’s investments, Ether may include Ether ETPs, options on an Ether ETP Index (as defined below), and options on Ether ETPs. The Fund seeks to achieve its investment objective by utilizing a synthetic covered call strategy that is designed to provide current income and exposure to the share price returns of one or more Ether ETPs by purchasing and selling a combination of call and put option contracts that utilize an Ether ETP as the reference asset. The options contracts will reference one or more Ether ETPs that invest principally in ether futures contracts (each, an “Ether Futures ETF”) or invest directly in ether (each, a “Spot Ether ETP”). The Fund will invest in Ether ETPs primarily through a subsidiary organized in the Cayman Islands, namely the Global X Ethereum Covered Call Subsidiary Limited (the “Global X Subsidiary”) and, in some cases, may also invest in Ether ETPs directly. The Fund may also, to the extent available, gain exposure through investment in options on indexes that are designed to track the performance of a basket of Spot Ether ETPs listed on U.S. exchanges (“Ether ETP Index”). For purposes of compliance with the Fund’s investment policy, derivative contracts will be valued at their notional value. The notional value of a derivative contract represents the total dollar value of exposure the derivative has to the underlying asset. The Fund’s sale of call options on the Ether ETP to generate income is expected to limit the degree to which the Fund will participate in any gains experienced by the Ether ETP.

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The Fund does not invest directly in ether. The Fund does not invest in, or seek direct exposure to, the current “spot” or cash price of ether. Investors seeking direct exposure to the price of ether should consider an investment other than the Fund.

A traditional covered call strategy is generally considered to be an investment strategy in which an investor (such as the Fund) "writes" (or sells) a call option on an asset it owns to generate income. In a synthetic covered call strategy, rather than selling a call option on an asset the Fund already owns, the Fund writes a put option and purchases a call option on the underlying asset, generally at the same strike price, which is the pre-set price at which the underlying asset may be bought or sold if the option is exercised, to “synthetically” replicate approximately 100% of the price movements of that asset. The Fund can also achieve this synthetic exposure by purchasing deep in-the-money call options on the underlying asset. These approaches synthetically provide the upside and downside participation in the price returns of the Ether ETPs, without directly purchasing the Ether ETPs. The Fund then sells a call option on the same underlying asset to generate income. The Fund may write call options on all or a portion of its net assets. Each time the Fund writes a call option on an Ether ETP, the Fund receives a payment from the investor who buys the call option from the Fund, which is called the premium. If the Fund's value declines because of a decline in the value of a reference asset, the premium that the Fund received for writing the call option on an Ether ETP offsets this loss to some extent. The Fund’s writing (selling) of call options on Ether-related instruments will limit the Fund’s upside participation in increases in the value of Ether beyond the strike price of the written call options. To the extent the share price of the underlying asset increases up to the strike price, the Fund’s synthetic long exposure and direct exposure to Spot Ether ETPs are expected to result in similar percentage gains. However, if the share price of the underlying asset rises above the strike price of one or more call options written by the Fund, the Fund’s upside participation will be limited.

Deep in-the-money call options have strike prices significantly below the current share price of the corresponding underlying asset, having the effect of synthetically replicating the price movements of the underlying asset with minimal intrinsic value risk. This means the Fund’s investments in deep in-the-money call options will experience potential gains and losses that are commensurate with owning the underlying Ether ETPs outright. The deep in-the-money call option approach may serve as an alternative to the Fund’s strategy of writing put options and purchasing call options on underlying assets, or may be used in conjunction with it, depending on market conditions and the Adviser’s discretion.

In addition, the Fund will generate income by selling call options that reference the Ether ETP at a strike price that is at-the- money or out-of-the-money. An at-the-money call option is a call option with a strike price that is equal to the spot price of the reference asset. An out-of-the-money call option is a call option with a strike price that is greater than the spot price of the reference asset. An in-the-money call option is a call option with a strike price that is less than the spot price of the reference asset. It is important to note that the sale of these call options to generate income will limit the Fund’s ability to participate in increases in value of the Ether ETPs’ share price beyond a certain point. If the share price of the Ether ETPs increases, the above-referenced synthetic long exposure would allow the Fund to experience similar percentage gains. However, if the Ether ETPs’ share price appreciates in value beyond the strike price of one or more of the call option contracts that the Fund has sold to generate income, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic long exposure to the Ether ETPs and the sold Ether ETPs call positions) will limit the Fund’s participation in gains of the Ether ETPs’ share price beyond a certain point. The Fund intends to make periodic distribution payments.
The implications of the options utilized in implementing the synthetic covered call strategy are described in more detail here:
–Purchased Call Option – When the Fund purchases a call option, the Fund pays an amount (“premium”) to acquire the right (but not the obligation) to buy shares of a reference asset at a specified exercise (“strike”) price on the expiration date. If the reference asset closes above the strike price as of the expiration date and the Fund exercises the call option, the Fund will be entitled to receive the difference between the value of the reference asset and the strike price. If the reference asset closes below the strike price as of the expiration date, the call option may end up worthless and the Fund’s loss is limited to the amount of premium it paid. In the case of deep in-the-money call options, the price of the reference asset is far greater than the strike price. Deep in-the-money call options have higher intrinsic value and are considered to be more stable as the value of the option is closely tied to the reference asset’s price. Because deep in-the-money call options typically require a higher premium, the return on the investment may be limited.
–Purchased Put Option – When the Fund purchases a put option, the Fund pays an amount (“premium”) to acquire the right (but not the obligation) to sell shares of a reference asset at a specified exercise (“strike”) price on or before the expiration date. If the reference asset closes below the strike price as of the expiration date and the Fund exercises the put option, the Fund will be entitled to receive the difference between the strike price and the value of the reference asset. If the reference asset closes above the strike price as of the expiration date, the put option may expire worthless, and the Fund’s loss is limited to the amount of the premium it paid.
–Sold Put Option – When the Fund sells a put option, the Fund receives a premium in exchange for an obligation to buy shares of a reference asset at a strike price on the expiration date if the buyer of the put option exercises it. If the reference asset closes below the strike price as of the expiration date and the buyer exercises the put option, the Fund will have to pay the difference between the value of the reference asset and the strike price. If the reference asset closes above the strike price as of the expiration date, the put option may end up worthless and the Fund retains the premium.

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–Sold Call Options – When the Fund sells a call option, the Fund receives a premium in exchange for an obligation to sell shares of a reference asset at a strike price on the expiration date if the buyer of the call option exercises it. If the reference asset closes above the strike price as of the expiration date and the buyer exercises the call option, the Fund will have to pay the difference between the value of the reference asset and the strike price. If the reference asset closes below the strike price as of the expiration date, the call option may end up worthless and the Fund retains the premium.

In implementing its investment strategy, the Fund intends to invest primarily in traditional exchange-traded options contracts and/or FLexible EXchange® (“FLEX”) options that utilize the Ether ETPs as the reference asset, when available. In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the asset underlying the option (in this case, Ether ETPs) at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying asset upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying asset (put). Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. In comparison, FLEX options allow investors to customize key contract terms, including expiration date, exercise style, exercise price, and expanded positions limits. Both traditional exchange-traded options and FLEX options are guaranteed for settlement by the Options Clearing Corporation (“OCC”).

In addition to the options contracts, the Fund will hold cash and cash equivalents and may also invest in short-term U.S. Treasury securities and the Global X 1-3 Month T-Bill ETF (the “U.S. Treasury ETF”), a passively managed exchange-traded fund (“ETF”) and affiliate of the Fund. The Fund may also directly hold shares of the Ether ETPs. The Fund seeks to gain exposure to Ether ETPs and options on Ether ETPs, in whole or in part, through investments in a subsidiary organized in the Cayman Islands, namely the Global X Ethereum Covered Call Subsidiary Limited (the “Global X Subsidiary”). The Global X Subsidiary is wholly-owned and controlled by the Fund. The Fund’s investment in the Global X Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Fund’s investment in the Global X Subsidiary is intended to provide the Fund with exposure to Ether ETPs and options on Ether ETPs while enabling the Fund to satisfy source-of-income requirements that apply to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s allocation determinations may be informed by a variety of criteria, including, but not limited to, liquidity, open interest/free float market capitalization, regulatory requirements, anticipated cost of carry, correlation to the price movements of ether, other fundamental investment considerations and/or the then-current size of the Fund. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Global X Subsidiary.

The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Additional Information About Ether Futures ETFs

The Ether Futures ETFs seek to provide investment results that correspond to the performance of ether by investing in ether futures contracts through a wholly-owned Cayman subsidiary. These ether futures contracts are standardized, cash-settled Ether futures traded on commodity exchanges registered with the CFTC. The Ether Futures ETFs seek to invest in cash-settled, front-month ether futures contracts, which are contracts with the shortest time to maturity. However, the Ether Futures ETFs may also invest in back-month, cash-settled Ether futures contracts, which have a longer time to maturity.

In order to maintain their exposure to ether futures contracts, the Ether Futures ETFs must sell their futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in contango, the Funds may sell the expiring ether futures at a lower price and buy a longer-dated ether futures at a higher price. The price difference between the expiring contract and longer-dated contract associated with rolling ether futures is typically substantially higher than the price difference associated with rolling other futures contracts.

The Ether Futures ETFs may also invest in debt securities, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds to provide liquidity, serve as margin or collateralize such Ether Futures ETFs' investments in ether futures contracts. Due to the high margin requirements that are unique to ether futures contracts and certain tests that must be met in order to qualify as a RIC under Subchapter M of the Code, the Ether Futures ETFs may also utilize reverse repurchase agreements during certain times of the year to help maintain the desired level of exposure to ether futures contracts. The Ether Futures ETFs expect to gain exposure to ether by investing in Ether futures contracts. The Ether Futures ETFs do not invest directly in ether.

Additional Information about Spot Ether ETPs

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A Spot Ether ETP seeks to provide investment results that correspond to the performance of ether by holding the digital asset directly, rather than through derivatives or futures contracts. Spot Ether ETPs offer investors transparent and operationally efficient access to ether without the need to manage digital wallets, private keys, or custody solutions, which are typically required when directly accessing ether through peer-to-peer transactions, digital asset platforms, or other means. However, investing in Spot Ether ETPs carries certain risks, including ether’s inherent price volatility, potential regulatory changes, and cybersecurity concerns.

Spot Ether ETPs are typically structured as grantor trusts, where the trust holds ether on behalf of its shareholders. This structure allows investors to directly benefit from changes in the value of the underlying ether, as the trust is designed to pass through the economic risks and rewards of ether ownership. Unlike traditional ETFs that may be registered under the Investment Company Act of 1940, Spot Ether ETPs are not registered under the 1940 Act. As a result, they are not subject to the same regulatory requirements, protections, or governance standards applicable to funds registered under the 1940 Act. The Spot Ether ETPs are not commodity pools for purposes of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act” or “CEA”), and the sponsors are not subject to regulation by the CFTC as commodity pool operators or a commodity trading advisors with respect to the Ether ETPs. Instead, these ETPs are governed by other applicable securities laws, which provide a tailored framework for disclosure and investor protection.

The holdings of a Spot Ether ETP consist of ether acquired from digital asset trading platforms or over-the-counter markets. These ether assets are stored with institutional-grade custodians employing advanced security protocols, such as cold storage and multi-signature technology, to minimize the risks of theft or loss.

Additional Information about Ether

Ether is a digital asset. The ownership and operation of ether is determined by participants in an online, peer-to-peer network sometimes referred to as the “Ethereum Network.” The Ethereum Network allows people to exchange tokens of value, called ether (or “ETH”), which are recorded on a public transaction ledger known as a blockchain. Ether can be used to pay for goods and services, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset trading platforms or in individual end-user to end-user transactions under a barter system. The Ethereum Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Ethereum Network. This is commonly referred to as the Ethereum Protocol. The value of ether is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of ether. Ownership and transaction records for ether are protected through public-key cryptography. The supply of ether is determined by the Ethereum Protocol. Following the initial distribution of ether, ether is created, burned and allocated by the Ethereum Protocol through a process that is currently subject to an issuance and burn rate. “Burning” refers to the process through which tokens are permanently removed from the circulating supply. No single entity owns or operates the Ethereum Network. The Ethereum Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Ethereum Protocol and the software that enforces the Protocol and (3) users who choose which version of the Ethereum software to run. From time to time, the developers suggest changes to the Ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the Ethereum software, may be created. This is often referred to as a “fork.” The price of the Ether futures contracts in which the Fund invests may reflect the impact of these forks.

Further, the Ethereum Network allows users to write and implement “smart contracts,” which are cryptographic operations that verify and secure Ether transactions. A smart contract operates by a pre-defined set of rules that allows it to automate transactions on the blockchain through code that self-executes on every computer in the Ethereum Network. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than ether on the Ethereum Network. Smart contract operations are executed on the Ethereum Network in exchange for payment of ether. The Ethereum Network is one of a number of projects intended to expand blockchain use beyond a peer-to-peer money system. Unlike other digital assets, such as ether, which are solely created through a progressive mining process, 72.0 million ether were created in connection with the launch of the Ethereum network.

The Fund will not invest in ether directly.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund section of this Prospectus and in the Statement of Additional Information ("SAI").

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Active Management Risk: The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Asset Class Risk: Securities and other assets held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Derivatives Risk: The Fund may invest in options on Ether ETPs or options on an Ether ETP Index. Options and futures contracts are types of derivative instrument. Derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. In addition, the prices of the derivative instruments and the price of ether may not move together as expected. A risk of the Fund’s use of derivatives is that the fluctuations in the value of the Ether ETPs, an Ether ETP Index, Spot Ether ETPs, Ether Futures ETFs, and the related derivatives, may not correlate perfectly with the relevant reference asset, ether. Derivatives are usually traded on margin, which means the Fund is required to post cash or other assets as collateral to support its derivatives positions, rather than paying the full value of the contract upfront. As a result, if the value of a derivatives position moves against the Fund, the Fund may be subject to a margin call, which would require it to provide additional collateral. Margin calls may force the Fund to liquidate assets.

ETF Investment Risk: The Fund may hold ETFs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETFs, including the risk that the underlying ETF’s shares trade at a premium or discount to NAV and the risk that an underlying ETF may fail to achieve its investment objective, which may adversely affect the value of the Fund’s investment in the underlying ETF and the overall performance of the Fund. Because the value of an underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance.

With respect to underlying ETFs that seek to track an underlying index, while the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in the underlying ETF can result in its value being more volatile than the underlying portfolio securities. Further, an underlying ETF that tracks an index may also experience tracking error. Underlying ETFs in which the Fund invests may be non-diversified under the Investment Company Act of 1940 (“1940 Act”). This means that there is no restriction under the 1940 Act on how much the Underlying ETF may invest in the securities of a single issuer. Therefore, the value of the Underlying ETF’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

In addition, investments in the securities of underlying ETFs may involve duplication of advisory fees and certain other expenses.

Ether ETP Risk: Ether ETPs are exchange-traded investment products not registered under the 1940 Act that seek to generally match the performance of the price of ether, and trade intra-day on a national securities exchange. Shares of Ether ETPs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an Ether ETP is similar to the risk involved in the purchase or sale of an exchange-traded fund, and generally reflect the risks of owning the underlying ether and cash that an Ether ETP holds. Ether ETPs are subject to management fees and other fees that may increase their costs versus the costs of owning ether directly. Ether ETPs generally determine the price of ether by reference to a benchmark rate or index, and therefore may not reflect the global price of ether, or the price of ether on any one digital asset trading platform. In the event the price used by an Ether ETP deviates from the global price of ether, the Fund’s returns may be adversely affected.

Ether Futures ETF Risk: Ether Futures ETFs do not invest directly in Ether. Instead, Ether Futures ETFs obtain indirect exposure to ether by investing in ether futures contracts. The market for ether futures contracts may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the market for ether futures contracts has grown substantially since ether futures contracts commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts. Additionally, due to the high margin requirements that are unique to ether futures contracts, an Ether Futures ETF may experience difficulty maintaining the desired level of exposure to ether futures contracts. If an Ether Futures ETF is unable to achieve such exposure it may not be able to meet its investment objective and the fund’s returns may be different or lower than expected. Additionally, collateral requirements may require an Ether Futures ETF to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like ether futures contracts may be considered aggressive and may expose an Ether Futures ETF to significant risks. These risks include counterparty risk and liquidity risk.

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U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. Treasury obligations are subject to inflation risk, as the price of short term U.S. Treasury obligations tends to fall during inflationary periods as investors seek higher yielding investments. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's investments in U.S. Treasury obligations to decline. In addition, uncertainty in regard to the U.S. debt ceiling may increase the volatility in U.S. Treasury obligations and can heighten the potential for a credit rating downgrade, which could have an adverse effect on the value of the Fund’s U.S. Treasury obligations.

Cash Transaction Risk: Unlike most exchange-traded funds ("ETFs"), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs. Additionally, to the extent that brokerage or other costs are costs or taxable gains or losses that the Fund might not offset by transaction fees, such costs may be borne by the Fund and result in a decrease in the value of the Fund.

Covered Call Option Writing Risk: By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the Ether ETP above the exercise prices of such options, but will continue to bear the risk of declines in the value of the Ether ETP. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. As a result, the risks associated with writing covered call options may be similar to the risks associated with writing put options. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so, which may impact the Fund's ability to generate income.

Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The Fund and its shareholders could be negatively impacted as a result.

Ether Investing Risk: The Fund is exposed to the risks of investing in ether through its investment in Ether ETPs, options on an Ether ETP Index (if available), and options on Ether ETPs. Ether is a relatively new and highly speculative investment. Because the Fund may, at times, focus its investments in Ether, it may be susceptible to increased risk of loss, including losses due to events that adversely affect the Fund’s investments more than the market as a whole. The risks associated with ether are set forth below.

Custody Risk: Security breaches, computer malware and computer hacking attacks have been a prevalent concern in relation to digital assets. The ether held by the custodian of an Ether ETPs or Spot Ether ETPs may be an appealing target to hackers or malware distributors seeking to destroy, damage or steal the ether held by an Ether ETP or Spot Ether ETP. To the extent that the Ether ETPs/Spot Ether ETPs and their service providers are unable to identify and mitigate or stop new security threats or otherwise adapt to technological changes in the digital asset industry, ether held by an Ether ETP or Spot Ether ETP may be subject to theft, loss, destruction or other attack.

Ether ETPs/Spot Ether ETPs have put security procedures in place to prevent such theft, loss or destruction, including but not limited to, offline storage, or cold storage, multiple encrypted private key “shards”, and other measures. Nevertheless, the security procedures cannot guarantee the prevention of any loss due to a security breach, software defect or act of God that may be borne by the Ether ETPs/Spot Ether ETPs and the security procedures may not protect against all errors, software flaws or other vulnerabilities in the technical infrastructure of an Ether ETP/Spot Ether ETP, which could result in theft, loss or damage of its assets. Ether not held in cold storage, such as assets held in a trading account, may be more vulnerable to security breach, hacking or loss than assets held in cold storage. Furthermore, assets held in a trading account are held on an omnibus, rather than segregated basis, which creates greater risk of loss.

The security procedures and operational infrastructure may be breached due to the actions of outside parties, error or malfeasance of an employee of service providers of an Ether ETP/Spot Ether ETP, and, as a result, an unauthorized party may obtain access to

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the Ether ETP’s account at the custodian where its ether is held, the relevant private keys (and therefore ether) or other data or property of an Ether ETP/Spot Ether ETP. Additionally, outside parties may attempt to fraudulently induce employees of an Ether ETP/Spot Ether ETP or its service providers to disclose sensitive information in order to gain access to the infrastructure of an Ether ETP/Spot Ether ETP. As the techniques used to obtain unauthorized access, disable or degrade service, or sabotage systems change frequently, or may be designed to remain dormant until a predetermined event and often are not recognized until launched against a target, an Ether ETP/Spot Ether ETP and its service providers may be unable to anticipate these techniques or implement adequate preventative measures.

Digital Asset Regulatory Risk: Digital asset markets in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of the Fund’s investments in Ether ETPs, options on Ether ETPs, options on Ether Futures ETFs, or options on an Ether ETP Index, and Ether Futures ETFs, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of Ether, staking, digital wallets, the provision of services related to trading and custodying digital assets, the operation of the Ethereum network, or the digital asset markets generally. Such occurrences could also impair the ability of an Ether Futures ETF or Ether ETP to meet its investment objective pursuant to its investment strategy.

Ether Risk: The Fund’s investments in Ether are subject to fluctuations in the value of ether. Ether is a relatively new innovation and the market for ether is subject to rapid price swings, changes and uncertainty. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The value of ether has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, Ether and the digital asset trading venues on which it trades are largely unregulated and highly fragmented and digital asset trading venues may be operating out of compliance with regulations. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote Ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.

Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. The digital asset trading venues upon which ether trades have been subject to enforcement actions by regulatory authorities, and the Fund’s investments in Ether may be negatively impacted by such regulatory enforcement actions. Any such actions could significantly reduce the number of venues upon which ether trades and could negatively impact Ether ETPs, options on Ether Futures ETFs, options on Ether ETPs, options on Ether Futures ETFs, options on an Ether ETP Index, the ether futures contracts held by the Ether Futures ETFs, or the ether held by the Spot Ether ETPs.

In addition, digital asset trading venues, ether validators, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those assets and/or instruments may adversely impact the operation of the digital asset trading venues and the Ethereum Network. The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of the Fund’s investments. Such occurrences could also impair the ether-related instruments’ ability to meet their investment objective pursuant to their respective investment strategy.

Lastly, the creation of a “fork” (as described above) or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether, ether-related instruments, and the Fund. A fork may be intentional, such as the ‘Merge.’ The ‘Merge’ refers to protocol changes altering the method by which transactions are validated.

Ether Derivatives Counterparty Risk: Transactions in some types of derivatives, such as options on Ether, are required to be centrally cleared. In transactions involving cleared derivatives, the Fund’s counterparty will be a clearing house. As only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund must hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments to and from a clearing house

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(including margin payments) through their accounts at clearing members. Customer funds held at a clearing house in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy other clients’ losses. Also, in the event of a clearing member’s bankruptcy, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which increases the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Ether Derivatives Liquidity Risk: The market for options on Ether is still developing and may be subject to periods of illiquidity which may lead to difficulty in buying or selling a position at a desired price. Additionally, periods of increased volatility and market disruptions can make it difficult to find a counterparty willing to transact at a reasonable price and size. Illiquid markets may cause significant losses. Also, the large size of the positions which the Fund may engage in increases the difficulty of liquidation and potentially increases the risk of losses. These larger positions may also impact the price of options on Ether.

Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to options contracts on Ether. If the Fund is unable to achieve such exposure, it may not be able to meet its investment objectives and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so.

Ether Futures Capacity Risk: Disruptions to the ether futures markets, such as illiquidity, position limits, accountability levels, or other limitations imposed by the Ether Futures ETF’s futures commission merchants (“FCMs”) as a result of margin requirements, set by the listing exchange, or the CFTC, may hamper the Ether Futures ETF’s ability to gain exposure to ether futures contracts, which may result in the Ether Futures ETF’s inability to achieve its investment objective and may experience significant losses. Any disruption to the Ether Futures ETF’s exposure to ether futures contracts will also cause the Fund’s performance to deviate from the performance of ether. Additionally, the ability of the Ether Futures ETFs to obtain exposure to ether futures contracts is limited by the tax rules that limit the amount the Ether Futures ETFs can invest in their wholly owned subsidiary at the end of each tax quarter.

Fork and Air Drop Risk: When ether experiences a fork or an air drop, a holder of ether typically will receive an additional digital asset or will be entitled to claim an additional digital asset. These additional digital assets may have significant value, and the value of ether may decline significantly following a fork or air drop. Because the Fund and the Ether Futures ETFs do not hold ether directly, they will not be entitled to participate in any fork or air drop, but they will be adversely impacted by any resulting decline in the price of ether due to the Ether Futures ETF’s holdings of ether futures. Some futures exchanges may in the future publish mechanisms intended to compensate holders of ether futures for the loss in value following certain forks that meet specified criteria, there can be no assurance that these mechanisms will adequately compensate the Fund or the Ether Futures ETFs for the full loss of value or that any particular fork will meet the criteria for an adjustment. In particular, there is substantial uncertainty as to how these adjustment mechanisms will be implemented by the exchanges in practice, both in terms of what forks and air drops will trigger an adjustment, and whether a holder of ether futures will receive a cash adjustment or an additional futures contract linked to the new digital asset. Because of the uncertainty around these adjustment mechanisms, it is also possible that a significant fork of ether could lead to extended trading halts for the ether futures held by the Ether Futures ETF, which could lead to significant liquidity and valuation risks for the Ether Futures ETFs and its relative derivatives as well as the Fund. It is possible that a fork of ether could substantially reduce the value of the ether futures held by the Ether Futures ETFs.

Spot Ether ETPs may be eligible to receive an additional digital asset or will be entitled to claim an additional asset due to a fork or an air drop. This right to receive any such benefit as an “Incidental Right” and any such virtual currency (other than ether) acquired through an Incidental Right is referred to as an “IR Virtual Currency”. However, the ability for Spot Ether ETP shareholders to receive these claims is subject to each fund’s IR Virtual Currency policy. If the Spot Ether ETP’s policy is to abandon the claims associated with such events, shareholders will not receive the benefits of any Incidental Rights and any IR Virtual Currency. Any inability to recognize the economic benefit of a hard fork or airdrop could adversely affect the value of the Spot Ether ETPs and the Fund due to the use of options on Spot Ether ETPs. The creation of a fork may result in significant and unexpected declines in the value of ether, ether futures, and the Fund.

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Irrevocability of Transactions Risk: Ether transactions are typically not reversible without the consent and active participation of the recipient of the transaction. Once a transaction has been verified and recorded in a block that is added to the Ethereum blockchain, an incorrect transfer or theft of ether generally will not be reversible, and an Ether ETP may not be capable of seeking compensation for any such transfer or theft. It is possible that, through computer or human error, or through theft or other criminal action, an Ether ETP’s ether could be transferred from an Ether ETP’s custodian in incorrect amounts or to unauthorized third parties, or to uncontrolled accounts.

FLEX Options Risk: The Fund may utilize FLEX options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable to, or unwilling to, perform their obligations under the contracts. In the unlikely event that the OCC cannot meet their obligations, the Fund could suffer significant losses. Additionally, FLEX options may be more illiquid than other securities, including traditional options. To the extent that the FLEX options may not be expected to experience regular trading, the FLEX options held by the Fund may be valued based on a price quotation or other equivalent indication of value supplied by a pricing service, rather than based on a price last traded on an exchange. In less liquid markets for FLEX options, the Fund may have difficulty entering into or closing out certain positions at designated times and/or prices, including in connection with the options roll process. With the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s net asset value (“NAV”) and, in turn the share price of the Fund, could suffer significant losses. The Fund may experience substantial downside from specific FLEX option positions, and some may expire worthless. As a FLEX option approaches the predetermined expiration date, its value typically moves in parallel with the value of the Ether ETP. However, prior to such date, the value of the FLEX options may not increase or decrease at the same rate as the Ether ETP’s share price on a day-to-day basis. The value of the underlying FLEX options will be affected by many market factors, such as changes in the Ether ETP’s share price, interest rates, the volatility of the Ether ETP, and the remaining time to until the FLEX options expire.

Focus Risk: The Fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are focused in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy. For additional details on these risks, please see Market Risk.

Income Risk: Income risk is the risk that the Fund’s income will decline because of falling interest rates.

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. The Fund may hold a large concentration of its net assets in a single security or issuer. Holding a large concentration in a single security or issues may expose the Fund to the market volatility of that specific security or issuer if the security performs worse than the market as a whole, which could adversely affect the Fund’s performance.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Beginning in early 2025, the U.S. government’s threats to impose tariffs on goods from Mexico and Canada has heightened tension among trading partners. Further, in response to the U.S. government’s announcement of tariffs on goods from China, the Chinese government has countered with tariffs on U.S. goods, marking the beginning of a potential trade war between the countries. Tariffs on imported goods may increase the cost of certain products and household items, which may in turn dampen consumer spending and result in decreased confidence in the markets. The possibility of additional tariffs being imposed or the outbreak of a trade war may further adversely impact U.S. and international markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, raising of interest rates, or other events could have a significant impact on the Fund and its

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investments and trading of its Shares. This increases the risk that monetary policy may provide less support should economic growth slow. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

New Fund Risk: The Fund is a new fund, with no operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders. New funds are also subject to Large Shareholder Risk.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Options Premium Tax Risk: The Fund’s investment strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders are subject to federal income tax at rates of up to 20% plus the 3.8% Medicare tax. The Fund’s investment strategy may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of distributions received by Fund shareholders may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. You should consult your tax advisor as to the tax consequences of acquiring, owning and disposing of Shares in the Fund.

Qualifying Income Risk: The Fund expects to obtain exposure to ether, in whole or in part, through traditional exchange-traded options and/or FLEX options contracts that reference one or more Ether ETPs that invest principally in listed ether futures contracts or ether as its primary underlying asset. The Fund intends to invest in such options, in whole or in part, indirectly through the Global X Subsidiary. In order for the Fund to qualify as a RIC, the Fund must, amongst other requirements detailed in the SAI, derive at least 90% of its gross income each taxable year from qualifying income. Income from listed ether futures contracts in which the Ether Futures ETFs invests directly as well as income from options on Ether ETPs may not be considered qualifying income. The Fund and the Ether Futures ETFs will seek to limit such income so as to qualify as a RIC. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's Shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

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Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Subsidiary Investment Risk: Changes in the laws of the United States and/or the Cayman Islands, under which the Fund, the Global X Subsidiary, the Ether Futures ETFs and its wholly-owned Cayman subsidiary are organized, respectively, could result in the inability of the Global X Subsidiary and the Ether Futures ETFs to operate as intended and could negatively affect the Fund and the Ether Futures ETFs and its shareholders. The Global X Subsidiary and the Ether Futures ETF’s Cayman subsidiary are not registered under the 1940 Act and are not subject to all the investor protections of the 1940 Act.

Tax Risk: The Fund intends to qualify as a “regulated investment company” or “RIC”. The Fund expects to obtain exposure to Ether through traditional exchange-traded options and/or FLEX options contracts that reference one or more Ether ETPs that invest principally in listed ether futures contracts or ether as its primary underlying asset. The Fund intends to invest in such options, in whole or in part, indirectly through the Global X Subsidiary. In order for the Fund to qualify as a RIC, the Fund must, amongst other requirements detailed in the SAI, derive at least 90% of its gross income each taxable year from qualifying income. Income from options on Ether ETPs which the Fund invests directly may not be considered qualifying income. The Fund will seek to limit such income so as to qualify as a RIC. In addition, the Fund will seek to ensure that the Global X Subsidiary will not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Fund’s investment in the Global X Subsidiary is intended to provide the Fund with exposure to options on Ether ETPs while enabling the Fund to satisfy source-of-income requirements that apply to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk: The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when Shares are held in a taxable account and lower Fund performance.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as Ethereum futures, that trade in thin or volatile markets or that are valued using a fair value methodology (such as during trading halts). Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a benchmark index. The Fund’s performance is not necessarily indicative of how the Fund will perform in the future.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC (the “Adviser”).

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Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Lu have been Portfolio Managers of the Fund since the Fund's inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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